Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b)
OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Kyle S. Ramachandran, President and Chief Financial Officer of Solaris Oilfield Infrastructure, Inc. (the “Company”), hereby certify, to my knowledge, that:

(1)the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	November 1, 2022	/s/ Kyle S. Ramachandran
Kyle S. Ramachandran
President and Chief Financial Officer